UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: July 2, 2007
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2255 Glades Road, Suite 301E, Boca Raton, Florida		33431

(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (561) 999-8700
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007, Agilysys, Inc. and its wholly-owned subsidiary, Agilysys NJ, Inc. (the “Company”), completed the acquisition of Innovative Systems Design, Inc. (d/b/a Innovativ Systems Design, Inc.) (“Innovativ”) on July 2, 2007, pursuant to the Agreement and Plan of Merger between the Company and Innovativ dated May 25, 2007 (the “Agreement”). This amendment to the Form 8-K filed with the Securities and Exchange Commission on July 6, 2007 is being filed to include the financial information for Innovativ and pro forma financial information required by Item 9.01 that was not yet available at the time of the original filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated financial statements of Innovativ as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005, and 2004 are attached hereto as Exhibit 99.1 and incorporated herein by reference.
The unaudited condensed consolidated financial statements of Innovativ as of March 31, 2007 and December 31, 2006 and for the three months ended March 31, 2007 and 2006 are attached hereto as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited condensed consolidated pro forma financial statements as of and for the fiscal year ended March 31, 2007 are attached hereto as Exhibit 99.3 and incorporated herein by reference.
(c) Exhibits
23.1	Consent of Grant Thornton, LLP

99.1	Audited consolidated financial statements of Innovativ as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005, and 2004

99.2	Unaudited condensed consolidated financial statements of Innovativ as of March 31, 2007 and December 31, 2006 and for the three months ended March 31, 2007 and 2006

99.3	Unaudited condensed consolidated pro forma financial statements as of and for the fiscal year ended March 31, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Martin F. Ellis
Martin F. Ellis
Executive Vice President, Treasurer and Chief Financial Officer

Date: September 10, 2007

Exhibit Index

Exhibit Number	Description

23.1	Consent of Grant Thornton, LLP

99.1	Audited consolidated financial statements of Innovativ as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005, and 2004

99.2	Unaudited condensed consolidated financial statements of Innovativ as of March 31, 2007 and December 31, 2006 and for the three months ended March 31, 2007 and 2006

99.3	Unaudited condensed consolidated pro forma financial statements for the fiscal year ended March 31, 2007